UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 30, 2006
Date of Report (Date of earliest event reported)

AQUA SOCIETY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50163	52-2357931
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Konrad - Adenauer Strasse 9-13
45699 Herten, Germany	_________________
(Address of principal executive offices)	(Zip Code)

011-49-6031-791-760
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 30, 2006, our wholly owned subsidiary, Aqua Society GmbH (“Aqua GmbH”), entered into an exclusive patent license agreement (the “License Agreement”) with Ecoenergy Patent GmbH (“Ecoenergy”). Under the terms of the License Agreement, Aqua GmbH has obtained exclusive rights (the “License Rights”) to manufacture, use and distribute products based on the following patent pending technologies (collectively, the “Ecoenergy Technologies”):

Patent Number	Name
International Patent Application No. 2005/061858	Method for converting heat energy into mechanical energy with a low-pressure expansion device.
International Patent Application No. 2005/066466	Method and system for converting heat energy into mechanical energy.
International Patent Application No. 2005/061973	Method and system for increasing the temperature of a vaporous working medium.
International Patent Application No. 2005/066465	Method and installation for converting heat energy from refrigerating machines.
International Patent Application No. 2005/078243	Method and installation for converting thermal energy from fluids into mechanical energy.
International Patent Application No. 2005/061857	Device and method for converting heat energy into mechanical energy.

The License Rights extend within the signatory countries to the European Patent Convention, the United States of America and India (the “License Territory”) for a period of 15 years, unless terminated earlier in accordance with its provisions.

A summary of the material provisions of the License Agreement is provided below. The following summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the translated License Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Scope of License Rights

The License Rights are exclusive and cover the manufacture, use and distribution of products based on the Ecoenergy Technologies within the following areas (collectively, the “Technical Applications”):

1.	Energy recovery from the waste heat generated when drawing water from the atmosphere;

2.	Energy recovery from the waste heat generated by refrigeration and air conditioning systems;

3.	Energy recovery from the waste heat generated by block-type thermal power stations;

4.	Energy recovery from the waste heat from industrial heat processes; and

5.	Energy recovery from the waste heat of exhaust and sewage streams.

The prior written approval of Ecoenergy is required in order to sublicense any of the License Rights or to contract out the manufacture of products based on the Ecoenergy Technologies to third parties.

Annual Royalty and Patent Maintenance Fees

Aqua GmbH is required to pay annual royalties to Ecoenergy as follows:

(a)	2% of annual sales revenues (without sales tax) earned by Aqua GmbH up to EUR 50,000,000;

(b)	1.5% of the portion of annual sales revenues (without sales tax) in excess of EUR 50,000,000 up to EUR 100,000,000; and

(c)	1% of the portion of annual sales revenues (without sales tax) in excess of EUR 100,000,000.

Any revenues earned by Aqua GmbH from the sublicensing of the License Rights are to be included in annual sales revenues.

In addition to paying the annual royalty amounts to Ecoenergy, Aqua GmbH is required to pay all costs and fees associated with maintaining the patent rights associated with the Ecoenergy Technologies. In particular, Aqua GmbH is required to pay for any filing fees required to keep the patent and/or patent applications associated with the Ecoenergy Technologies in good standing with the relevant patent authorities within the License Territory and any associated attorneys’ fees.

Minimum Sales Requirements

In order to maintain its exclusive License Rights under the License Agreement, Aqua GmbH is required to generate minimum annual sales revenues for each Technical Application to which the License Rights apply. If Aqua GmbH fails to meet the minimum annual sales requirements for any Technical Application for two consecutive years, the License Rights, as applied to that particular Technical Application, automatically become non-exclusive. If, after the License Rights become non-exclusive as a result of a failure to meet the minimum sales requirements, Aqua GmbH again fails to meet the minimum annual sales requirements for two consecutive years, Ecoenergy may, at its option, terminate Aqua GmbH’s non-exclusive License Rights for that particular Technical Application. In order to exercise its option to terminate, Ecoenergy must inform Aqua GmbH of its intention to do so, in writing, within 4 weeks after receiving Aqua GmbH’s statement of accounts relating to the total annual sales of products based on the Ecoenergy Technologies and, in no case, later than June 30th.

A failure to meet the minimum sales requirements for any particular Technical Application will not affect Aqua GmbH’s License Rights for any other Technical Application.

The minimum annual sales requirements for each Technical Application are as follows:

1.	Energy recovery from the waste heat generated when drawing water from the atmosphere

	Year	Minimum Annual Sales Requirement
	2006	EUR 0
	2007	EUR 500,000
	2008	EUR 750,000
	2009	EUR 1,000,000
	2010 to expiration	EUR 2,000,000

2.	Energy recovery from the waste heat generated by refrigeration and air conditioning systems

	Year	Minimum Annual Sales Requirement
	2006	EUR 0
	2007	EUR 500,000
	2008	EUR 750,000
	2009	EUR 900,000
	2010 to expiration	EUR 2,000,000

3.	Energy recovery from the waste heat generated by block-type thermal power stations

	Year	Minimum Annual Sales Requirement
	2006	EUR 0
	2007	EUR 1,200,000
	2008	EUR 1,500,000
	2009	EUR 1,500,000
	2010 to expiration	EUR 3,000,000

4.	Energy recovery from the waste heat from industrial heat processes

	Year	Minimum Annual Sales Requirement

	2006	EUR 0
	2007	EUR 400,000
	2008	EUR 500,000
	2009	EUR 800,000
	2010 to expiration	EUR 1,500,000

5.	Energy recovery from the waste heat of exhaust and sewage streams

	Year	Minimum Annual Sales Requirement
	2006	EUR 0
	2007	EUR 400,000
	2008	EUR 500,000
	2009	EUR 800,000
	2010 to expiration	EUR 1,500,000

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits

Exhibit Number	Description of Exhibit
10.1

Patent License Agreement between Ecoenergy Patent GmbH and Aqua Society GmbH, executed by Ecoenergy Patent GmbH on August 21, 2006, and by Aqua Society GmbH on September 30, 2006 (translated from German to English).

10.2

Attachment 1 to Patent License Agreement between Ecoenergy Patent GmbH and Aqua Society GmbH, executed by Ecoenergy Patent GmbH on August 21, 2006, and by Aqua Society GmbH on September 30, 2006 (German Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA SOCIETY, INC.

Date: October 5, 2006	By:	/s/ Petrus Lodestijn
PETRUS LODESTIJN
Chief Executive Officer,
President and Secretary